MARKETABLE EQUITY SECURITIES	12 Months Ended
Dec. 31, 2020
Marketable Securities [Abstract]
MARKETABLE EQUITY SECURITIES	MARKETABLE EQUITY SECURITIESOur marketable securities consist of equity securities in Eneti Inc, a company engaged in marine based renewable energy. Eneti Inc was until February 2021 named Scorpio Bulkers Inc., engaged in dry bulk shipping. Eneti Inc is listed on the New York Stock Exchange.

(in thousands of $)	2020	2019
Balance at start of year	13,861	12,033
Unrealized gain (loss), net	(10,177)	1,828
Balance at end of year	3,684	13,861

In 2020, we have received approximately $0.1 million in dividends from our investment in Eneti Inc.